THE SECURITIES REPRESENTED HEREBY AND ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. ALL SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF SUCH SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                Void after 5:00 p.m. New York Time, on August 22, 2002.

                             BRANDYWINE REALTY TRUST

          Warrant Agreement for the Purchase of Shares of Common Stock


No. ___                                                         _______ Shares

                  FOR VALUE RECEIVED, BRANDYWINE REALTY TRUST, a Maryland real estate investment trust (the "Company"), with its principal office at Two Greentree Centre, Suite 100, Marlton, New Jersey 08053, hereby certifies that ____________________ or his assigns (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time before 5:00 p.m. (Eastern Time) on August 22, 2002 (the "Expiration Date"), the number of fully paid and nonassessable common shares of beneficial interest of the Company (the "Common Stock") set forth above, subject to adjustment as hereinafter provided.

                  The Holder may purchase such number of shares of Common Stock at a purchase price per share (as appropriately adjusted pursuant to Section 6 or Section 8 hereof) of Six Dollars and 50/100 Cents ($6.50) (the "Exercise Price"). As provided in Section 6(j), the term "Common Stock" shall mean the aforementioned Common Stock of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

                  The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

                  Section 1. Exercise of Warrant. (a) This Warrant may be exercised in whole or in part on any business day (the "Exercise Date") occurring from and after the date hereof and on or before the Expiration Date by presentation and surrender hereof to the Company at its principal office at the address set forth in the initial paragraph hereof or at the office of its stock transfer or warrant agent, if any, (or at such other address as the Company may hereafter notify the Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

                  (b) In addition to and without limiting the rights of the Holder under any other terms set forth herein, the Holder shall have, upon written request by the Holder delivered or transmitted to the Company together with this Warrant, the right (the "Conversion Right") to require the Company to convert this Warrant into shares of Common Stock as follows: upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of shares of Common Stock that is equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate current market price (determined as provided in Section 11 below) of the shares of Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the current market price of one share of Common Stock (determined as provided in Section 11 below) immediately prior to the exercise of the Conversion Right.

                  The Conversion Right referred to above may be exercised by the Holder by surrender of this Warrant at the principal office of the Company or at the offices of its stock transfer or warrant agent, if any, together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right. Certificates for shares of Common Stock issuable upon exercise of the Conversion Right shall be delivered to the Holder within fifteen (15) days following the Company's receipt of this Warrant together with the aforesaid written statement.

                  Section 2. Reservation of Shares. The Company shall reserve at all times for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon the exercise of the Warrant in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, security interests, charges and other encumbrances or restrictions (other than restrictions pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights. If the Common Stock is listed on any national securities exchange or The

NASDAQ Stock Market, the Company shall also list the shares issuable upon exercise of the Warrant on such exchange, subject to notice of issuance, or include the shares issuable upon exercise of this Warrant in the listing of its Common Stock on The NASDAQ Stock Market,as the case may be.

                  Section 3. Fractional Interest. The Company will not issue a fractional share of Common Stock or scrip upon any exercise or conversion of this Warrant. Instead, the Company shall issue the next highest number of whole shares of Common Stock.

                  Section 4. Exchange, Transfer, Assignment or Loss of Warrant.

                  (a) The Holder of this Warrant may not transfer or assign his interest in this Warrant, or any of the Warrant Shares, in whole or in part, unless, prior to any such transfer, the transferee agrees in writing, in form and substance satisfactory to the Company, to be bound by the terms of this Agreement and provides the Company with an opinion of counsel in such form reasonably acceptable to the Company, that such transfer would not be in violation of the Act or any applicable state securities or blue sky laws.

                  (b) Subject to the provisions of subsection (a) above and
Section 10, upon surrender of this Warrant to the Company or its stock transfer agent or warrant agent, accompanied by the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled.

                  (c) This Warrant may be divided by or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer or warrant agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or exchanged.

                  (d) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date registered in the Holder's name representing the number of shares purchasable under the original Warrant. Any such new Warrant executed and delivered shall constitute an additional contractual obligation of the Company, whether or not the original Warrant shall be at any time enforceable by anyone.

                  Section 5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those set forth in this Warrant.

                  Section 6. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  (a) Adjustment for Change in Capital Stock. If at any time after August 22, 1996, the Company:

                           (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                           (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

                           (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

                           (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

                           (v) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect (and the number of Warrant Shares and other securities, if any, issuable upon exercise of this Warrant) immediately prior to such action shall be adjusted so that the Holder may receive upon exercise of the Warrant, and payment of the same aggregate consideration, the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised the Warrants immediately prior to such action.

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution, and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (b) Adjustment for Other Distributions. If at any time after August 22, 1996, the Company distributes to all holders of its Common Stock any of its assets or debt securities, the Exercise Price following the record date for such distribution shall be adjusted in accordance with the following formula:

                                            M-F
                                           ----
                                   E' = E x M

where:   E'       =        the adjusted Exercise Price.

                  E        =        the Exercise Price immediately prior to the
                                    adjustment.

                  M        =        the current market price (as defined in
                                    Section 11 above) per share of Common Stock on the record date of the distribution.

                  F        =        the aggregate fair market value
                                    (determined in such reasonable manner as may be prescribed in good faith by the Board of Trustees of the Company) on the record date of the distribution of the assets or debt securities divided by the number of outstanding shares of Common Stock.

                  The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution or the effective date of such issuance, as applicable. In the event that such distribution or issuance is not actually made, the Exercise Price shall again be adjusted to the Exercise Price as determined without giving effect to the calculation provided hereby.

                  This subsection does not apply to ordinary quarterly cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business.

                  (c) Adjustment for Common Stock Issue. (i) If at any time after August 22, 1996, the Company issues shares of Common Stock for a consideration per share that is less than the current market price per share (determined as provided in Section 11 above) on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the following formula:

                             E' = Y x [O + (P / E)]
                                      ------------
                                            A

where:   E' =              the adjusted Exercise Price.




                  Y         =       the then current Exercise Price
                                    immediately prior to the adjustment.

                  O         =       the number of shares outstanding
                                    immediately prior to the issuance of such additional shares.

                  P         =       the aggregate consideration received for
                                    the issuance of such additional shares.

                  E         =       the current market price (determined as
                                    provided in Section 11
                                    above) immediately prior to the adjustment.

                  A          =      the number of shares outstanding
                                    immediately after the issuance of such
                                    additional shares.


                  The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                  (ii) This subsection 6(c) does not apply to (A) any of the transactions described in subsections (a), (b) and (d) of this Section 6, (B) Common Stock issued pursuant to options and warrants outstanding on August 22, 1996, (C) Common Stock issued to officers, trustees, directors or employees of, or consultants to, the Company and its affiliates upon the exercise of warrants, rights or options which (x) are issued pursuant to employee benefit plans, employment agreements or consulting agreements, in each case approved by the Company's Board of Trustees or an appropriate committee of the Company's Board of Trustees, and (y) have an exercise price not less than 85% of the current market price of the Company's Common Stock at the time of issuance of such warrant, right or option, (D) Common Stock issued on redemption of Class A units of limited partnership interest in Brandywine Operating Partnership, L.P. issued or issuable to Safeguard Scientifics (Delaware), Inc. ("SSI") and The Nichols Company ("TNC") and certain other persons, or their respective affiliates, in connection with the transactions contemplated by the Contribution Agreement, by and among the Company, SSI and TNC, (E) shares of Common Stock issuable to Messrs. Belcher, Gallagher, Nichols and Sweeney upon exercise of warrants issued to them on the date hereof pursuant to their employment agreements with Brandywine Realty Services Company, Inc., (F) up to 236,200 shares of Common Stock reserved for issuance to Richard M. Osborne, Sr. or to a trust controlled by him ("Osborne") upon the repayment of unsecured debt issued to or held by Osborne and up to 236,200 shares of Common Stock issuable to Osborne upon exercise of a warrant previously issued to him or issuable upon repayment of unsecured debt issued to or held by Osborne, and (G) any securities sold to the public in connection with an underwritten public offering of the Company's securities.

                  (d) Adjustment for Convertible Securities Issue. If at any time after August 22, 1996, the Company issues for consideration any securities convertible into or exchangeable or exercisable for Common Stock for consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities, together with the consideration paid upon issuance of such securities, less than the current market price per share (determined as provided in Section 11 above) on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                             E' = Y x [O + (P / E)]
                                      ------------
                                       O + D

where:   E' =              the adjusted Exercise Price.

                  Y        =        the then current Exercise Price
                                    immediately prior to the adjustment.

                  O        =        the number of shares outstanding
                                    immediately prior to the issuance of such securities.

                  P        =        the aggregate consideration received and
                                    receivable for the issuance of such
                                    securities.

                  E        =        the current market price (determined as
                                    provided in Section 11 above).

                  D        =        the maximum number of shares deliverable
                                    upon conversion, exchange or exercise of such securities at the initial conversion, exchange or exercise rate.

                  The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities.

                  This subsection does not apply to any of the transactions described in subsections (a), (b) and (c)(ii)(B), (C), (D), (E), (F) and (G) above.

                  (e) Adjustment to Number of Warrant Shares. Upon each adjustment to the Exercise Price pursuant to Section 6(c) or (d), the number of Warrant Shares purchasable hereunder at that Exercise Price shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise

Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

                  (f) Deferral of Issuance or Payment. In any case in which an event covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder, if this Warrant is exercised after such record date, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, and (ii) paying to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 11.

                  (g) When No Adjustment Required. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  (h) Notice of Certain Actions. In the event that:

                           (i) the Company shall authorize the issuance to all
holders of its Common Stock of rights, warrants, options or convertible securities to subscribe for or purchase shares of its Common Stock, or of any other subscription rights, warrants, options or convertible securities; or

                           (ii) the Company shall authorize the distribution to
all holders of its Common Stock of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company's capital stock for which the Exercise Price shall have been adjusted pursuant to subsection (a) of this Section 6) or cash dividends or cash distributions payable out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business); or

                           (iii) the Company shall authorize any capital
reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the Common Stock outstanding), or of the conveyance or transfer of the properties and assets of the Company as an entirety or substantially as an entirety; or

                           (iv) the Company is the subject of a voluntary or
involuntary dissolution, liquidation or winding-up procedure; or

                           (v) the Company proposes to take any action (other
than actions of the character described in subsection (a) of this Section 6) that would require an adjustment of the Exercise Price pursuant to this Section 6;

then the Company shall cause to be mailed by first-class mail to the Holder, at least ten (10) days prior to the applicable record or effective date, a notice stating (x) the date as of which the holders of Common Stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, or (y) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

                  (i) No Adjustment Upon Exercise of Warrants. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares upon exercise of the Warrants.

                  (j) Common Stock Defined. The term "Common Stock" shall include any equity securities of any class of the Company hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the right of the holders thereof to participate in dividends, or to participate in distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. However, subject to the provisions of
Section 8 hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 8 hereof.

                  (k) Warrants Issued After Adjustments. Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar warrants initially issuable pursuant to this Agreement.

                  Section 7. Officers' Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the Chairman, President or Chief Financial Officer of the Company and by the Secretary or any Assistant Secretary of the Company. A copy of each such officers' certificate shall be promptly mailed, by certified mail, to each holder of a Warrant and the original shall be made available at all reasonable times for inspection by any other holder of a Warrant executed and delivered pursuant to Section 4 hereof.

                  Section 8. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another person or entity (other than a merger in which the Company is the continuing person or entity and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another person or entity of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization, or classification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 6 hereof.

                  Section 9. Duty to Make Fair Adjustments in Certain Cases. If any event occurs as to which, in the reasonable opinion of either the Board of Trustees of the Company or a majority of the holders of the warrants then outstanding under this Warrant, the Warrants issued to the Turkey Vulture Fund XIII, Ltd. on June 21, 1996 and any warrants issued upon repayment of unsecured debt issued to or held by Osborne (collectively, the "Osborne Warrant"), the provisions of Section 6 and Section 8 hereof are not strictly applicable or, if strictly applicable, would not fairly protect the purchase rights of the holders of such warrants in accordance with the essential intent and principles of such provisions, then the Board of Trustees of the Company and a majority of the holders of the warrants then outstanding under this Warrant, the Warrant held by SSI and the Osborne Warrant shall mutually agree upon an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

                  Section 10. Transfer to Comply with the Securities Act of 1933; Registration Rights.

                  (a) No sale, transfer, assignment, hypothecation or other disposition of this Warrant or of the Warrant Shares shall be made if such sale, transfer, assignment, hypothecation or other disposition would result in a violation of the Act, or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account, and not as a nominee thereof, for investment, and not with a view toward distribution or resale, except as permitted by the Act, and shall provide such other information to the Company as the Company may reasonably request. Any Warrant and any Warrants issued upon substitution for, or upon assignment or transfer of this Warrant, as the case may be, and all shares of Common Stock issued upon exercise hereof or conversion thereof shall bear a legend (in addition to any legend required by state securities laws) in substantially the form set forth on the first page of this Warrant, unless and until such securities have been transferred pursuant to an effective registration statement under the Act or may be freely sold to the public pursuant to Rule 144 (or any successor rule thereto) or otherwise.

                  (b) The Company shall cause, within 60 days after the date this Warrant is originally issued, the Warrant Shares to be registered under the Act on a Form S-8 (which shall include an S-3 reoffer prospectus if appropriate) or such other form as is required by the rules and regulations of the Securities and Exchange Commission to effect such registration and to permit the Holder to sell such registered Warrant Shares publicly without regard to the volume and other limitations of Rule 144.

                  Section 11. Current Market Price. The "current market price" of a share of Common Stock for purposes of this Agreement shall be determined as follows:

                  (a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on The NASDAQ Stock Market, the current market price shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant, or if no such sale is made on such day, the average closing bid and asked prices of the Common Stock for such day on such exchange or system; or

                  (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market price shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of exercise of this Warrant; or

                  (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market price per share shall be an amount, not less than 90% of the book value per share of the Common Stock as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of this Warrant, determined in such reasonable manner as may be prescribed in good faith by the Board of Trustees of the Company.

                  Section 12. Classification of the Company for Tax Purposes. In the event that the issuance of shares of Common Stock upon the exercise of this Warrant would result in the Company being "closely held" within the meaning of
Section 856(h) of the Internal Revenue Code of 1986, as amended (the "IRC"), or would bring the number of shares of Common Stock beneficially held by the Holder in excess of the Ownership Limit (as such term is defined in Section 6.6 of the Declaration of Trust of the Company) applicable to the Holder, the Company, notwithstanding anything herein to the contrary, shall have no obligation to issue such shares and instead the Company shall pay to the Holder, on account of each share of Common Stock as to which exercise would cause such a classification, an amount in cash equal to the excess, if any, of the "current market price" (as defined in Section 11 hereof) of a share of Common Stock over the Exercise Price. Moreover, if the U.S. Internal Revenue Service asserts, in an appropriate proceeding, that the issuance of this Warrant would, but for this provision, result in the Company being "closely held" within the meaning of
Section 856(h) of the IRC, the Company shall have the right to terminate this Warrant and replace it with a stock appreciation right pursuant to which the Company would have the option, upon the exercise thereof, either: (i) to deliver cash in an amount equal to the Spread (as defined below), or (ii) to deliver shares of Common Stock having an aggregate current market price (as defined in Section 11 hereof) equal to the Spread. As used herein, the term "Spread" shall mean, as of a given date, the current market price (as defined in Section 11 hereof) of a share of Common Stock on such date over the Exercise Price. The stock appreciation right issued in replacement of this Warrant shall cover the same number of shares of Common Stock covered by this Warrant immediately prior to its termination and have the same term as this Warrant.

                  Section 13. Modification and Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by the holder hereof.

                  Section 14. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, or by overnight courier to each such holder at his address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

                  Section 15. Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Maryland.

                  Section 16. No Impairment. The Company will not knowingly avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by it, but will at all times in good faith assist in the carrying out of all of the provisions of this Warrant.

                  Section 17. Non-Recourse. No recourse shall be had for any obligation of the Company hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of the Company, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such other liability being expressly waived and released by each other party hereto.

                  IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of August 22, 1996.

                                      BRANDYWINE REALTY TRUST



                                       By: /s/ Gerard H. Sweeney
                                          -----------------------------------

                                  PURCHASE FORM


                                                         Dated:_______________

                  The undersigned hereby irrevocably elects to exercise the within Warrant to purchase _____________ shares of Common Stock and hereby makes payment of ___________________________ in payment of the exercise price thereof.



                                              Signature________________________

                                 ASSIGNMENT FORM


                                                     Dated:__________________


         FOR VALUE RECEIVED,__________________hereby sells, assigns and transfers unto_______________________________________________(the "Assignee"),
                   (please type or print in block letters)


______________________________________________________________________________
                                (insert address)

his right to purchase up to_______ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint____________________ _______________________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.



                                           Signature___________________________